Exhibit 13.2

Certification by the Group Chief Financial Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Sea Limited (the “Company”) on Form 20-F for the year ended December 31, 2017 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Tony Tianyu Hou, Group Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 10, 2018

By:	/s/ Tony Tianyu Hou
Name:	Tony Tianyu Hou
Title:	Group Chief Financial Officer